As filed with the Securities and Exchange Commission on August 31, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
_______________

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Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

_______________
LIMELIGHT MEDIA GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name(s) of Person Filing Information Statement, if Other than Registrant)
_______________

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LIMELIGHT MEDIA GROUP, INC.
1300 North Northlake Way
Seattle, Washington 98103
(206) 633-1852

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF LIMELIGHT MEDIA GROUP, INC.:

The purpose of this letter is to inform you that the board of directors of Limelight Media Group, Inc., a Nevada corporation (hereinafter referred to as “we” or “us”), and the holders of a majority of the outstanding shares of our common stock, have approved the following corporate actions by written consent in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law:

The reincorporation merger of our company pursuant to which we will merge with and into Impart Media Group, Inc, a Delaware corporation to be formed for such purposes (“IMG”), which will result in:

•	a change of domicile of our company from the State of Nevada to the State of Delaware;

•	the change of our corporate name to “Impart Media Group, Inc.”;

•
your right to receive one share of common stock, par value $.001 per share, of IMG for every ten shares of our common stock, par value $.001 per share, owned by you as of the effective date of the reincorporation;

•	the persons presently serving as our executive officers and directors serving in their same respective positions with IMG;

•
the adoption of a new Certificate of Incorporation under the laws of Delaware pursuant to which our authorized capital stock will be changed from to 250,000,000 shares of authorized capital stock, all of which are common stock, par value $.001 per share, to 100,000,000 shares of authorized capital stock, consisting of 75,000,000 shares of common stock, par value $.001 per share, and 25,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the board of directors may determine from time to time; and

•	the adoption of new By-laws under the laws of the Delaware.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to stockholders of Limelight for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of Limelight. The reincorporation merger will be effective at such time after the expiration of such twenty (20) day period as the board of directors determines the appropriate effective time for the reincorporation merger and, upon such determination, Limelight will file Articles/Certificate of Merger with the Secretary of State of each of Nevada and Delaware to effect the reincorporation merger, which will have the effects summarized above and described in more detail in the accompanying Information Statement.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER NEVADA REVISED STATUTES 92A.300-.500, AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF LIMELIGHT MEDIA GROUP, INC. COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING STOCKHOLDERS” IN THE ACCOMPANYING INFORMATION STATEMENT AND EXHIBIT D THERETO, WHICH SETS FORTH THOSE STATUTES.

September ___, 2005

By Order of the Board of Directors

David Lott
Chief Executive Officer

LIMELIGHT MEDIA GROUP, INC.
1300 North Northlake Way
Seattle, Washington 98103
(206) 633-1852

INFORMATION STATEMENT
September __, 2005

This Information Statement is being mailed to the stockholders of Limelight Media Group, Inc., a Nevada corporation (hereinafter referred to as “we” or “us”), on or about September __, 2005 in connection with the corporate actions referred to below. On June 30, 2005, our board of directors and holders (collectively, the “Consenting Stockholders”) of a majority of the issued and outstanding shares of our common stock, par value $.001 per share, entitled to vote on the matters set forth herein approved such matters. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on June 30, 2005 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTIONS

The Nevada General Corporation Law permits the holders of a majority of the outstanding shares of our common stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of our stockholders. On June 30, 2005, Consenting Stockholders holding an aggregate of 144,264,477 shares of our common stock, representing approximately 59% of the total shares of our common stock entitled to vote on the matters set forth below, consented in writing without a meeting to the matter described below. As a result, no further votes will be needed to approve the matters set forth herein. As of the Record Date, we had outstanding 246,628,494 shares of our common stock.

Our board of directors and the Consenting Stockholders have consented to the adoption of the Agreement and Plan of Merger between our company and Impart Media Group, Inc., a Delaware corporation formed by us (“IMG”), in the form of Exhibit A attached to this Information Statement (the “Reincorporation Merger Agreement”), which provides for the reincorporation merger of our company with and into IMG that will result in:

•	a change of domicile of our company from the State of Nevada to the State of Delaware;

•	the change of our corporate name to “Impart Media Group, Inc.”;

•
your right to receive one share of common stock, $.001 par value per share, of IMG for every ten shares of our common stock, $.001 par value per share, owned by you as of the effective date of the reincorporation;

•	the persons presently serving as our executive officers and directors serving in their same respective positions with IMG;

•
the adoption of a new Certificate of Incorporation under the laws of Delaware in the form of Exhibit B attached to this Information Statement pursuant to which our authorized capital stock will be changed from to 250,000,000 shares of authorized capital stock, all of which are common stock, par value $0.001 per share, to 100,000,000 shares of authorized capital stock, consisting of 75,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to the preferred stock as the board of directors may determine from time to time; and

•	the adoption of new By-laws under the laws of the Delaware in the form of Exhibit C attached to this Information Statement.

We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER NEVADA REVISED STATUTES SECTIONS 92A.300-.500, AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF LIMELIGHT MEDIA GROUP, INC. COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING STOCKHOLDERS” AND EXHIBIT D HERETO, WHICH SETS FORTH THOSE STATUTES.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 30, 2005 regarding beneficial stock ownership of (i) all persons known to us to be beneficial owners of more than 5% of our outstanding common stock; (ii) each director of our company and our executive officers, and (iii) all of our officers and directors as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.

Name	Address	Number of Shares Beneficially Owned(1)	Percent of Outstanding Shares(1)
David V. Lott	(2)	19,509,991	7.91%

Steven Corey(3)	(2)	49,592,000	18.77%

Laird Laabs(4)	(2)	49,592,000	18.77%

Thomas Muniz(5)	(2)	16,292,715	6.46%

Joseph Martinez(6)	(2)	9,277,771	3.71%

All directors and executive officers as a group (five persons)		144,264,477	49.61%

__________________________

(1)
For the purposes of this table, a person is deemed to have “beneficial ownership” of any shares of capital stock that such person has the right to acquire within 60 days of June 30, 2005. All percentages for common stock are calculated based upon a total of 246,628,494 shares outstanding as of June 30, 2005, plus, in the case of the person for whom the calculation is made, that number of shares of common stock that such person has the right to acquire within 60 days of June 30, 2005.

(2)	The address for such person is c/o Impart, Inc., 1300 North Northlake Way, Seattle, Washington 98103.

(3)	Includes 32,044,062 shares of common stock owned of record by the reporting person and an additional 17,547,938 shares of common stock issuable upon completion of the reincorporation merger.

(4)	Includes 32,044,062 shares of common stock owned of record by the reporting person and an additional 17,547,938 shares of common stock issuable upon completion of the reincorporation merger.

(5)	Includes 10,527,600 shares of common stock owned of record by the reporting person and an additional 5,765,115 shares of common stock issuable upon completion of the reincorporation merger.

(6)	Includes 5,994,868 shares of common stock owned of record by the reporting person and an additional 3,282,904 shares of common stock issuable upon completion of the reincorporation merger.

REINCORPORATION IN DELAWARE

Background

On June 30, 2005, our Board of Directors and the Consenting Stockholders approved the Reincorporation Merger Agreement which provides for, among other things, the reincorporation of Limelight from the State of Nevada to the State of Delaware.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2005 (the “Form 8-K”), we acquired all of the outstanding capital stock of Impart, Inc., a Washington corporation (“Impart-WA”), pursuant to an Agreement and Plan of Merger (the “Impart Merger Agreement”), dated June 30, 2005, among our company Impart-WA and Limelight Merger II Corp., a Washington corporation and a newly-created, wholly-owned subsidiary of our company. In connection with this transaction, we caused Limelight Merger II Corp. to be merged with and into Impart-WA, with Impart-WA surviving as our wholly-owned subsidiary, and Impart-WA’s former security holders receiving the right to acquire an aggregate of 162.5 million shares of our common stock, representing approximately 65.89% of our then-outstanding shares of common stock. Pursuant to the Impart Merger Agreement, of such number of shares, approximately 105 million shares were issued at the closing of the transaction and approximately 57.5 million shares are required to be issued within ninety (90) days following the closing of the transaction. For a more complete summary of this transaction, you should refer to the Form 8-K.

As a condition precedent to Impart-WA’s execution of the Impart Merger Agreement and the consummation of the acquisition contemplated thereby, Impart-WA’s senior management required the inclusion of a covenant in the Impart Merger Agreement whereby we agreed to consummate a reincorporation merger within ninety (90) days following the consummation of the acquisition pursuant to an Agreement and Plan of Merger (the “Reincorporation Merger Agreement”) in the form attached as Exhibit H to the Impart Merger Agreement. The terms of the Reincorporation Merger Agreement provide for, among other things, the change of our domicile to the State of Delaware, the change of our corporate name to “Impart Media Group, Inc.”, our adoption of a Certificate of Incorporation and By-laws under the State of Delaware, the exchange of one new share of IMG common stock, $.001 par value per share, for every ten outstanding shares of our common stock and the change of our total number of authorized capital stock to 100 million shares, consisting of 75 million shares of common stock and 25 million shares of “blank check” preferred stock.

Questions and Answers

The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:	Why are we reincorporating in Delaware?

A:
We are required by the terms of the Reincorporation Merger Agreement to effect our reincorporation within ninety (90) days of the closing on June 30, 2005. We agreed to the inclusion of this covenant in the Reincorporation Merger Agreement because we believe the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, we believe Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors.

Q:	Why are we not soliciting proxies to approve the reincorporation?

A:
Our board of directors has already approved the reincorporation merger and has received the written consent of our stockholders that own a majority of our outstanding shares of common stock, without the need to solicit votes. Under Nevada law and our Articles of Incorporation, this transaction may be approved by the written consent of a majority of the shares entitled to vote without the necessity of convening a formal meeting of stockholders. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents to us a substantial cost savings.

Q:	What are the principal features of the reincorporation merger?

A:
The reincorporation will be accomplished by merging with and into a newly-formed Delaware corporation, Impart Media Group, Inc. (“IMG”). The Certificate of Incorporation of IMG will become the Certificate of Incorporation of the surviving entity, effectively changing our corporate name and our authorized capital stock, among other things. One (1) new share of IMG common stock will be issued in exchange for every ten (10) outstanding shares of our common stock held by our stockholders on the effective date of the reincorporation merger. Our shares will no longer be eligible be quoted on the OTC Bulletin Board. Shares of IMG will be eligible to be quoted in their place beginning on or about the effective date of the reincorporation merger under a new CUSIP number and trading symbol that have not yet been assigned.

Q:	Why are we changing our corporate name?

A:
As part of the reincorporation merger, our corporate name will be changed to “Impart Media Group, Inc.” By changing our name, we will maintain the Impart name through which our wholly-owned operating subsidiary, Impart, Inc., has conducted its business since 1984. As we work toward consolidating the operations of our company and growing our business, we are seeking to benefit from the goodwill in the out-of-home-media and digital signage industry that has been built by Impart-WA.

Q:	What are the differences between Delaware and Nevada law?

A:
There are some differences between the laws of the state of Nevada and state of Delaware that impact your rights as a stockholder. For information regarding the differences between the corporate laws of the state of Delaware and the state of Nevada, please see “Background and Purpose; Differences Between the Corporate Laws and Charter Documents Governing Limelight Media Group, Inc. and Impart Media Group, Inc.”

Q:	How will the reincorporation merger affect my ownership?

A:	Your proportionate ownership interest will not be affected by the reincorporation merger.

Q:	How will the reincorporation merger affect our officers, directors and employees?

A:	Our officers, directors and employees will become the officers, directors and employees of IMG after the effective date of the reincorporation merger.

Q:	Why are we effectuating a recapitalization in connection with the reincorporation merger?

A:
Under the terms of the Reincorporation Merger Agreement, one share of IMG common will be issued in exchange for every ten (10) outstanding shares of our common stock. We are also reducing the number of authorized shares of common stock. As a result, we will have a greater percentage of authorized but unissued shares of common stock then we presently have. These additional available shares will allow us to satisfy certain obligations. For example, we do not currently possess a sufficient number of authorized but unissued shares to issue the 57.5 million (5.75 million following the reincorporation merger) additional shares of our common stock required to be issued as merger consideration under the Impart Merger Agreement. By effecting a recapitalization of our company simultaneously with a reincorporation, we will be able to satisfy such obligation. In addition, we believe that the recapitalization will also encourage greater investor interest in our common stock by making the stock price more attractive to the many investors, particularly institutional investors, who refrain from investing in stocks that trade below $1.00 per share. Further, our board of directors believes the availability of such shares will provide us with the flexibility for corporate purposes that may be identified by the board of directors from time to time.

Q:	What do I do with my stock certificates?

A:
Delivery of your certificates issued prior to the effective date of the reincorporation will constitute “good delivery” of shares in transactions subsequent to reincorporation. Certificates representing shares of IMG will be issued with respect to transfers occurring after the reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes. IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF IMG. OUTSTANDING STOCK CERTIFICATES OF LIMELIGHT MEDIA GROUP, INC. SHOULD NOT BE DESTROYED OR SENT TO US.

Q:	What if I have lost my certificate?

A:
If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

First American Stock Transfer, Inc.
1717 East Bell Road
Suite 2
Phoenix, Arizona 85022

Q:	Can you require our company to purchase your stock?

A:	Yes. Under Nevada law you are entitled to appraisal and purchase of your stock as a result of the reincorporation. See “Rights of Dissenting Stockholders” herein.

Q:	Who will pay the costs of reincorporation?

A:
We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:	Will you have to pay taxes on the new certificates?

A:
We believe the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of IMG that you had in your shares of our common stock. However, every stockholder’s tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

Background and Purpose

The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Reincorporation Merger Agreement, the form of which is attached as Exhibit A, the Certificate of Incorporation of IMG, the form of which is attached as Exhibit B, or the By-laws of IMG, the form of which is attached as Exhibit C. Copies of the Articles of Incorporation and the By-laws of Limelight are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation In Delaware

We believe the reincorporation merger facilitates administrative ease in corporate governance and business activities as the laws of the State of Delaware are favorable to business corporations.

We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and is a state in which a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware’s longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a discussion of some differences in stockholders’ rights and the powers of management under Delaware law and Nevada law see “Differences Between the Corporate Laws and Charter Documents Governing Limelight Media Group, Inc. and Impart Media Group, Inc.”

Principal Features of the Reincorporation

The reincorporation in Delaware will be effected by our merger with and into IMG, which was incorporated by us in Delaware for this purpose. IMG, which will be the surviving entity, has not engaged in any activities except in connection with the reincorporation. The mailing address of its principal executive offices and its telephone number are 1300 North Northlake Way, Seattle, Washington 98103-8919, (206) 633-1852. As part of its approval and recommendation of the reincorporation, our board of directors has approved, and recommended to our stockholders, and the holders of a majority of our outstanding shares of common stock have adopted and approved, the Reincorporation Merger Agreement pursuant to which our company will be merged with and into IMG. This Information Statement summarizes the material terms of the Reincorporation Merger Agreement, and the Certificate of Incorporation and By-laws of IMG, the successor Delaware company under which our business will be conducted after the reincorporation. The full texts of the Agreement and Plan of Merger, the Certificate of Incorporation and By-laws are attached as Exhibits A, B and C, respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Exhibits. Upon our receipt of any required third party consents to the reincorporation, and upon the filing of appropriate certificates of merger with the Secretaries of State of the States of Nevada and Delaware, Limelight will be merged with and into IMG pursuant to the Reincorporation Merger Agreement, resulting in a change in Limelight’s state of incorporation from Nevada to Delaware, and a change in our company’s corporate name from “Limelight Media Group, Inc.” to “Impart Media Group, Inc.” We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and By-laws of IMG, which will replace our current Articles of Incorporation and By-laws. These changes may alter the rights of our stockholders. See “Differences Between the Corporate Laws and Charter Documents Governing Limelight Media Group, Inc. and Impart Media Group, Inc.” The effectiveness of the reincorporation is conditioned upon the filing by both our company and IMG of a Certificate of Merger with the State of Nevada and the State of Delaware. We anticipate the reincorporation will become effective twenty (20) days after the date of this Information Statement. As a result of the reincorporation, us will cease our corporate existence in the State of Nevada.

Upon completion of the reincorporation, each of our stockholders will be entitled to receive one (1) share of IMG common stock for every ten (10) shares of our common stock that he, she or it owns on the effective date of the reincorporation. Each share of IMG common stock owned by us will be canceled and resume the status of authorized and unissued IMG common stock. In addition, outstanding stock options and warrants to purchase shares of common stock will be converted automatically into stock options and warrants to purchase the same number of shares of common stock of IMG.

IT WILL NOT BE NECESSARY FOR OUR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF IMG; OUTSTANDING STOCK CERTIFICATES OF OUR COMPANY SHOULD NOT BE DESTROYED OR SENT TO US. The common stock of IMG will be quoted through the OTC Bulletin Board, which will consider the existing stock certificates as constituting “good delivery” in transactions subsequent to the reincorporation.

The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. Upon completion of the reincorporation, IMG will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of IMG will consist of the same persons serving as our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 1300 North Northlake Way, Seattle, Washington 98103.

Change in Authorized Capital

Our current authorized capital consists of 250,000,000 shares of capital stock, all of which are shares of common stock, par value $0.001 per share, and none of which are shares of preferred stock. On the Record Date of this Information Statement, there were 246,628,424 shares of our common stock issued and outstanding. Following the reincorporation, our authorized capital will consist of 100,000,000 shares of capital stock, consisting of 75,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as the board of directors may determine from time to time. As a result of the reincorporation (and giving effect to the issuance of the additional 5.75 million shares to the former Impart-WA stockholders), we will have outstanding 30,412,842 shares of common stock and no shares of preferred stock.

As of the Record Date, we had outstanding warrants to purchase an aggregate of 4,508,829 shares of our common stock. We have reserved 4,508,829 shares of our common stock for issuances pursuant to such warrants. Following the reincorporation, our board of directors will reserve an aggregate of 450,883 shares of our common stock to permit the exercise of such warrants. Accordingly, we will have an aggregate of 44,136,275 shares of common stock and 25,000,000 shares of preferred stock which are authorized but unissued and unreserved.

Pursuant to the Impart Merger Agreement, we are required to issue approximately 57,500,000 shares of our common stock to the former Impart-WA shareholders (the “Holdback Shares”) not later than ten (10) days following the later of (i) the effective date of the Reincorporation Merger Agreement or (ii) our receipt of the audited financial statements of Impart-WA for the years ended December 31, 2003 and 2004 and the three- and six-months ended June 30, 2005. The reincorporation, pursuant to which one share of IMG will be issued in exchange for every ten (10) of our outstanding shares, will enable us to issue the Holdback Shares (which shares will be reduced in number to 5,750,000 shares in connection with the recapitalization) to the former Impart-WA shareholders. In addition, we will have a sufficient number of authorized but unissued shares to satisfy our obligations under our outstanding convertible notes and warrants, to issue the Holdback Shares and to comply the terms and conditions of the Impart Merger Agreement. As a result of the recapitalization, we will have a greater proportion of authorized but unissued shares than we previously had available.

In approving the recapitalization, our board of directors believed the number of authorized shares of common stock remaining available was not sufficient to permit the issuance, conversion or exercise in full of all outstanding convertible securities, warrants or Holdback Shares or to enable us to respond to potential business and financing opportunities and pursue important objectives that may present themselves. Accordingly, our board of directors believed it was in our best interests to effectuate this recapitalization whereby the number of unissued and available authorized shares of common stock shall be increased as described above. Our board of directors also believed that the availability of such shares will provide us with the flexibility to issue common stock for proper corporate purposes that may be identified by our board of directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Presently, the number of authorized shares of common stock remaining available is not sufficient to cover the number of shares issuable as merger consideration under the Impart Merger Agreement. Further, our board of directors believed the availability of additional shares of common stock will enable us to adopt an equity incentive plan (and reserve shares thereunder) in order to attract and retain talented employees through the grant of additional stock options and other stock-based incentives.

Upon the effectiveness of the reincorporation merger, the number of authorized shares of common stock that are not issued or outstanding will increase, as reflected in the following table:

	Prior to Reincorporation	After Reincorporation
Number of shares of common stock:
Authorized	250,000,000	75,000,000
Outstanding	246,628,424	30,412,849
Reserved for Issuance (1)	4,508,829	450,883
Available for future issuance	<1,137,253>	44,136,268

(1)	Represents shares that are issuable upon the exercise of outstanding warrants.

Our board of directors believes that the recapitalization will also encourage greater interest in the our common stock by the investment community. Our board of directors believes that the current market price of the common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the recapitalization would reduce the number of outstanding shares of our common stock and increase the trading price of the common stock. Our board of directors believes that raising the trading price of our common stock will increase the attractiveness of our common stock to the investment community and possibly promote greater liquidity for our company’s existing stockholders.

An important part of our business strategy is to develop various technologies, including through the acquisition of assets and businesses deemed synergistic with our operations. In the course of endeavoring to grow our business, we continue to review acquisition opportunities. The authorized shares of common stock in excess of those issued or reserved for issuance and the newly authorized shares of preferred stock, will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable without further action by out stockholders, except as may be required by applicable laws of the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded.

Following the reincorporation, our board of directors may authorize, without further stockholder approval, the issuance of shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. This issuance could result in a significant dilution of the voting rights and the stockholders’ equity of then-existing stockholders.

We have no present plans, understandings or agreements, and we are not engaged in any negotiations, that will involve the issuance of preferred stock. However, our board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as our board of directors may from time to time deem necessary and advisable, including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

Issuance of additional authorized common stock or preferred stock may have the effect of:

•	deterring or thwarting persons seeking to take control of our company through a tender offer, proxy fight or otherwise;

•	inhibiting the removal of incumbent management; or

•
impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly. Although our board of directors did not approve this reincorporation and recapitalization with the intent to discourage tender offers or take over attempts, the availability of more authorized, but unissued common stock or preferred stock could have such an unintended result.

Change in By-Laws

Upon the completion of the reincorporation, we will be governed by the By-laws of IMG. While the By-laws of IMG are similar to our existing By-laws, there are differences that may affect your rights as a stockholder.

Differences between the Corporate Laws and Charter Documents Governing Limelight Media Group, Inc. and Impart Media Group, Inc.

We are incorporated under the laws of the state of Nevada and IMG is incorporated under the laws of the state of Delaware. On the effective date of the reincorporation, our stockholders, whose rights currently are governed by Nevada law and our Articles of Incorporation and By-laws, which were created pursuant to Nevada law, will become stockholders of IMG, a Delaware corporation, and their rights as stockholders will then be governed by Delaware law and IMG’s Certificate of Incorporation and By-laws, which were created under Delaware law.

The corporation laws of Nevada and Delaware differ in some respects. Although all the differences are not described in this Information Statement, the most significant differences, in the judgment of our management, are summarized below. Stockholders should refer to the Delaware General Corporation Law and the Nevada Business Corporation Act to understand how these laws apply to IMG and our company, respectively.

Classified Board of Directors. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. We do not have a classified board, and it is not currently expected that IMG’s board of directors will be classified in the near future.

Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Special Meetings of Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or by-laws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. Our By-laws provide that special meetings of the stockholders may be called by a written request made by the holders of at least twenty-five percent (25%) of our shares of then-outstanding of common stock, our Board of Directors or our President. The By-laws of IMG provide that IMG’s board of directors, President or Secretary may call a special meeting of the stockholders. Therefore, after the reincorporation, our stockholders will not be able to call a special stockholder meeting on their own accord.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation. Neither our nor IMG’s Articles/Certificate of Incorporation permits cumulative voting. Because neither we nor IMG utilizes cumulative voting, there will be no difference in stockholders’ rights with respect to this issue.

Vacancies. Under Delaware law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Our By-laws and the IMG By-laws address the issue of director vacancies in substantially the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders’ rights with respect to filling vacancies.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement. Under Nevada law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Articles/Certificate of Incorporation and By-laws of our company and IMG provide for the mandatory advancement of expenses to directors, officers and employees.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. IMG’s Certificate of Incorporation will limit the liability of directors to IMG to the fullest extent permitted by law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from its limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

Neither our Articles of Incorporation nor our By-Laws limit the personal liability of ours directors and officers. IMG’s Certificate of Incorporation adopts a narrow limitation on liability, and directors will therefore remain potentially liable to IMG in the event of (i) a breach of the director’s duty of loyalty to IMG or its stockholders, (ii) for acts and omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any matter in respect of which such director shall be held liable under Section 174 of Title 8 of the Delaware General Corporation Law or any amendment thereto, or (iv) for any transaction from which the director derived an improper personal benefit. IMG, however, may determine to indemnify these persons in its discretion subject to the conditions of the Delaware law and its Certificate of Incorporation and By-laws.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66-2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation’s board of directors. Finally, after the three-year period, combinations with “interested stockholders” remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

Neither our company nor IMG has opted out of the applicable statutes with appropriate provisions in their respective Articles and Certificate of Incorporation.

Amendment to Certificate of Incorporation/Articles of Incorporation or By-Laws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate/articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Our By-laws provide that stockholder action by written consent is permitted only if such action is (i) not an election of directors and (ii) approved by a majority of holders of voting capital stock. IMG’s By-laws follow the statutory guidelines set forth above. As a result, there is no substantive difference in stockholders’ rights with respect to stockholder action by written consent.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Securities Act Consequences

The shares of IMG common stock to be issued upon conversion of shares of our common stock in the reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act (the “Rule”), which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the U.S. Securities and Exchange Commission (the “SEC”) to the effect that effective certain changes in the redomiciled corporation’s charter or bylaws in connection with the reincorporation that otherwise could be made only with the approval of stockholders does not render the Rule inapplicable. After the reincorporation, IMG will be a publicly-held company, IMG common stock will continue to be qualified for trading on the Nasdaq Bulletin Board for over-the-counter traded securities, and IMG will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that we have previously filed and provided.

Holders of shares of our common stock that are freely tradable before the reincorporation will continue to have freely-tradable shares of IMG common stock. Stockholders holding so-called restricted shares of our common stock will have shares of IMG common stock that are subject to the same restrictions on transfer as those to which their shares of our common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of IMG common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of IMG common stock on the date they acquired their shares of common stock of our company.

Federal Income Tax Consequences of the Reincorporation

We believe that, for federal income tax purposes, no gain or loss will be recognized by our company, IMG or our stockholders who receive IMG common stock for their shares of our common stock in connection with the reincorporation. The adjusted tax basis of each whole share of IMG common stock received by a stockholder of our company as a result of the reincorporation will be the same as the stockholder’s aggregate adjusted tax basis in the shares of our common stock converted into such shares of IMG common stock. A stockholder who holds our common stock will include in his holding period for the IMG common stock that he receives as a result of the reincorporation his holding period for our common stock converted into such IMG common stock.

Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory dissenters’ rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

Rights of Dissenting Stockholders

Common stockholders of our company that follow the appropriate procedures are entitled to dissent from the consummation of the reincorporation and receive payment of the fair value of their shares under Sections 92A.300 through 92A.500 of the Nevada General Corporation Law.

The following discussion summarizes the material applicable provisions of the Nevada dissenters’ rights statute. You are urged to read the full text of the Nevada dissenters’ rights statute, which is reprinted in its entirety and attached as Exhibit D to this document. A person having a beneficial interest in shares of our common stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters’ rights such person may have.

This discussion and Exhibit D should be reviewed carefully by you if you wish to exercise statutory dissenters’ rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters’ rights statute may result in a termination or waiver of dissenters’ rights under the Nevada dissenters’ rights statute.

Under the Nevada dissenters’ rights statute, you have the right to dissent from the reincorporation and demand payment of the fair value of your shares of common stock. If you elect to dissent, you must file with us a written notice of dissent stating that you intend to demand payment for your shares of common stock if the reincorporation is consummated. Such written notice of dissent must be filed with us within twenty (20) days of receipt of this Information Statement. If you fail to comply with this notice requirement, you will not be entitled to dissenters’ rights. The “fair value” of the shares as used in the Nevada dissenters’ rights statute is the value of the shares immediately before the effectuation of the proposed reincorporation, including an appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable.

Within ten (10) days after the effective time of the reincorporation, we will give written notice of the effective time of the reincorporation by certified mail to each stockholder who filed a written notice of dissent. The notice must also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than thirty (30) days nor more than sixty (60) days following the date notice is delivered, the dissenting stockholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within thirty (30) days after the receipt of demand for the fair value of the dissenters’ shares, we will pay each dissenter who complied with the required procedures the amount we estimate to be the fair value of the dissenters’ shares, plus accrued interest. Additionally, we will mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters’ right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

A dissenting stockholder, within thirty (30) days following receipt of payment for the shares, may send us a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder.

If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the stockholder’s demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder’s notice containing the stockholder’s estimate of fair value and accrued interest.

If our board of directors determines, in its sole discretion, that our company has received an excessive number of written notices of dissent pursuant to the procedures described herein, the board of directors may elect not to proceed with the reincorporation. In such event, we would remain a Nevada corporation.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds we did not substantially comply with the requirements of the Nevada dissenters’ rights statute or that we acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

If you wish to seek dissenters’ rights, you are urged to review the applicable Nevada statutes attached to this Information Statement as Exhibit D.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the SEC in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the SEC.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the SEC (“Annual Report”), is incorporated in its entirety by reference into this Information Statement. This Information Statement is accompanied by a copy of the Annual Report. We will provide, without charge, to each stockholder as of the record date, upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report that we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Limelight Media Group, Inc., 1300 North Northlake Way, Seattle, Washington 98103, Attention: David Lott, Chief Executive Officer. Oral requests should be directed to David Lott at (901) 757-0195.

As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (206) 633-1852 or by mail to our address at 1300 North Northlake Way, Seattle, Washington 98103, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

By Order of the Board of Directors

/s/David Lott
David Lott
Chief Executive Officer
August 31, 2005

INDEX OF EXHIBITS

Exhibit A:	Form of Agreement and Plan of Merger.

Exhibit B:	Form of Certificate of Incorporation of Impart Media Group, Inc.

Exhibit C:	Form of By-laws of Impart Media Group, Inc.

Exhibit D:	Nevada Statutes concerning Dissenter’s Rights.

EXHIBIT A

AGREEMENT OF MERGER

AGREEMENT OF MERGER, dated as of July 1, 2005 (this “Agreement”), is by and between LIMELIGHT MEDIA GROUP, INC., a Nevada corporation (“Limelight”), and IMPART MEDIA GROUP, INC., a Delaware corporation (“Impart Delaware”). Limelight and Impart Delaware are hereinafter sometimes collectively referred to as the “Constituent Companies.”

WHEREAS, the Board of Directors of each Constituent Corporation deems it advisable and in the best interests of their respective Constituent Corporation that Limelight be merged with and into Impart Delaware under the laws of the State of Nevada and the State of Delaware, respectively.

WHEREAS, the Board of Directors of the Constituent Corporations have approved the merger of Limelight with and into Impart Delaware and this Agreement, each by the Unanimous Written Consent of the Board of Directors.

WHEREAS, the shareholders of the Limelight have approved the merger of Limelight with and into Impart Delaware and this Agreement.

WHEREAS, Impart Delaware does not have, and prior to the Effective Time will not have, any shareholders and, thus, pursuant to Section 251(f) of the DGCL, no Impart Delaware shareholder approval is required for the merger of Limelight with and into Impart Delaware or this Agreement.

WHEREAS, Limelight and Impart Delaware wish to provide for the terms and conditions upon which a merger of Limelight with and into Impart Delaware will be consummated.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

ARTICLE 1

THE MERGER

1.1     Surviving Corporation.   In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”), at the Effective Time (as defined in Section 1.5 of this Agreement), Limelight shall be merged with and into Impart Delaware (the “Merger”), and Impart Delaware shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the “Surviving Corporation”) and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time the separate existence of Limelight shall cease.

1.2     Certificate of Incorporation; By-Laws.   The Certificate of Incorporation and the By-Laws of Impart Delaware, each as in effect immediately prior to the Effective Time (the forms of which are attached hereto as Exhibits A and B, respectively), shall be the Certificate of Incorporation and the By-Laws of the Surviving Corporation until thereafter amended as provided by law. No amendments or changes in the Certificate of Incorporation of the Surviving Corporation will be effected by the Merger.

1.3     Directors.   The directors of the Surviving Corporation at the Effective Time shall be the directors of Impart Delaware. Such directors will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law.

1.4     Officers.   The officers of the Surviving Corporation at the Effective Time shall be the officers of Impart Delaware. Such officers will hold the respective offices until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorpora-tion and By-Laws of the Surviving Corporation, or as otherwise provided by law.

1.5    Effective Time.   Impart Delaware shall file a certificate of merger (the “Delaware Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with Section 252 of the DGCL, and shall file a certificate of merger with the Secretary of State of the State of New York in accordance with Section 92A.200 of the NRS. The Merger shall become effective at 12:01 a.m., New York City time, on or about August 5, 2005 or such later date mutually agreed by the Constituent Companies that is twenty (20) calendar days following the mailing of a definitive Information Statement pursuant to Regulation 14C of the Exchange Act of 1934, as amended, to the stockholders of the Limelight at which time a certificate of merger will be filed with the Delaware Secretary of State to effectuate the Merger.

1.6     Effect of Merger.   The Merger shall have all of the effects as set forth in Section 252 of the DGCL and Chapter 92A of the NRS.

1.7      Additional Actions.   If, at any time after the Effective Time, the Surviving Corporation shall believe or be advised that any further assignments or assurances in law or any other acts are necessary or desirable to vest, perfect or confirm, of record or otherwise, the Surviving Corporation's right, title or interest in, to or under any of the rights, properties or assets of the Constituent Companies acquired or to be acquired as a result of, or in connection with, the Merger or otherwise to carry out the purposes of this Agreement, the Constituent Companies and their proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to undertake all acts necessary or proper to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the surviving corporation are fully authorized in the name of the Constituent Companies or otherwise to take any and all such action.

ARTICLE 2

CANCELLATION OF SHARES

2.1     Impart Delaware Common Stock.   Each share of the common stock, par value $0.001 per share, of Impart Delaware that shall be issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and retired and cease to exist.

2.2     Conversion of Common Stock.   Each share of the common stock, par value $0.001 per share, of Limelight that shall be issued and outstanding immediately prior to the Effective Time, and all rights in respect thereof, shall, by virtue of the Merger and without any action on the part of the holder thereof, forthwith be changed and converted into one (1) validly issued, fully paid and nonassessable share of the common stock, par value $0.001 per share, of the Surviving Corporation.

ARTICLE 3

CLOSING CONDITIONS

3.1     Shareholder Approval.   The respective obligations of each Constituent Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the condition that the shareholders of each Constituent Company shall have duly adopted this Agreement, if such adoption is required by the DGCL and/or the NRS.

3.2     Consents.   All authorizations, consents and approvals required to be obtained in order to permit the consummation of the Merger shall have been obtained.

ARTICLE 4

TERMINATION AND ABONDONMENT

4.1     Termination.   This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the shareholders of either Constituent Company, by consent of the Board of Directors of each Constituent Company.

4.2     Effect of Termination.   If this Agreement is terminated pursuant to this Article 4, this Agreement shall become void and of no force and effect and the Merger shall be abandoned without further action by any of the parties hereto. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation to any other party to this Agreement.

ARTICLE 5

MISCELLANEOUS

5.1     Amendment and Modification.   The Board of Directors of the Constituent Companies may by written agreement amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of any Constituent Company shall not alter or change (a) the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Company, (b) any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holder of any class or series thereof of such Constituent Company.

5.2     Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within Delaware.

5.3     Counterparts.   This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

5.4     Interpretation; Definitions.   The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

5.5     Entire Agreement.   This Agreement, including the documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to such subject matter.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Limelight and Impart Delaware have caused this Agreement to be signed by their respective duly authorized officers on the date first above written.

LIMELIGHT MEDIA GROUP, INC.

By:	/s/David V. Lott
Name:	David V. Lott
Title:	Chief Executive Officer

IMPART MEDIA GROUP, INC.

By:	/s/David V. Lott
Name:	David V. Lott
Title:	Chief Executive Officer

EXHIBIT B

CERTIFICATE OF INCORPORATION

OF

IMPART MEDIA GROUP, INC.

PURSUANT TO SECTION 102
OF THE DELAWARE GENERAL CORPORATIONS LAW

FIRST:  The name of the corporation is IMPART Media Group, Inc. (hereinafter referred to as the “Corporation”).

SECOND:          The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

THIRD:      The nature of the business or purposes to be conducted or promoted by the Corporation is: to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

FOURTH:

A.    Authorized Stock. The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000), consisting of Seventy-Five Million (75,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”), and Twenty-Five Million (25,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

B.    Common Stock.

Section 1.     Voting Rights.  On all matters requiring the vote of the holders of Common Stock each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder.

Section 2.     Dividends.   The holders of shares of Common Stock shall be entitled to receive dividends, when and if declared by the Board of Directors of the Corporation (the “Board”), out of funds legally available for the payment of dividends.

Section 3.     Liquidation.   The holders of shares of Common Stock shall be entitled to participate pro rata out of the remaining assets of the Corporation available for distribution to the holders of the shares of Common Stock in all distributions in any liquidation, dissolution or winding up of the Corporation.

C.     Preferred Stock.   The Preferred Stock may be issued from time in one or more series. The Board is hereby expressly vested with the authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the voting powers, if any, the dividend rate, conversion rights, redemption price, or liquidation preference, of any series of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the holders of the Common Stock without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holder is required pursuant to the terms of any series of Preferred Stock.

FIFTH:                  The name and address of the incorporator is as follows:

Elizabeth Feeney
Pryor, Cashman, Sherman & Flynn LLP
410 Park Avenue, 10th Floor
New York, New York 10022

SIXTH:          The Corporation is to have perpetual existence.

SEVENTH:     (a)  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any matter in respect of which such director shall be liable under Section 174 of Title 8 of the Delaware General Corporation Law or any amendment thereto or successor provision thereto; or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

(b)     The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

EIGHTH:     The Board, by majority vote, shall have to power to adopt, amend or repeal the bylaws of the Corporation.

NINTH:       The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders, directors and officers are subject to this reservation.

IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby execute, sign and acknowledge this Certificate of Incorporation this 31st day of August, 2005.

/s/ Elizabeth Feeney
Elizabeth Feeney
Incorporator

EXHIBIT C

BY-LAWS

OF

IMPART MEDIA GROUP, INC.

ARTICLE I
OFFICES

SECTION 1.      REGISTERED OFFICE.   The registered office of the corporation shall be located in the County of New Castle, State of Delaware.

SECTION 2.      OTHER OFFICES.   The corporation may have other offices, either in or outside of the State of Delaware, as shall be designated from time to time by the Board of Directors.

ARTICLE II
STOCKHOLDERS

SECTION 1.      ANNUAL MEETINGS.   Annual meetings of stockholders for the election of directors and for such other businesses as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of meeting. In the event the Board of Directors fails to so determine the time, date and place of meeting, the annual meeting of stockholders shall determine the time, date and place of meeting.

If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and they may transact such other corporate business as shall be stated in the notice of the meeting.

SECTION 2.      OTHER MEETINGS.   Meetings of stockholders for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

SECTION 3.      VOTING.   Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole thereof, and may be inspected by any stockholder who is present.

SECTION 4.      QUORUM.   Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote in the meeting.

SECTION 5.      SPECIAL MEETING.   Special meetings of the stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

SECTION 6.      NOTICE OF MEETINGS.   Written notice, stating the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous written consent of all of the stockholders entitled to vote thereat.

SECTION 7.     ACTION BY WRITTEN CONSENT.   Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

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ARTICLE III
DIRECTORS

SECTION 1.     NUMBER AND TERM.   The initial number of directors shall be at least one (1). The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. A director need not be a stockholder.

SECTION 2.     RESIGNATIONS.   Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time is specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

SECTION 3.     VACANCIES.   If the office of any director, member of a committee or other officer becomes vacant, the remaining directors in office, though less than a quorum by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

SECTION 4.     REMOVAL.   Any director or directors may be removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote.

SECTION 5.     INCREASE IN THE NUMBER OF DIRECTORS.   The number of directors may be fixed from time to time by the Board of Directors of the Corporation by an affirmative vote of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

SECTION 6.      POWERS.   The Board of Directors shall exercise all of the powers of the corporation except such as are by law, or by the Certificate of Incorporation of the corporation of by these By-Laws conferred upon or reserved to the stockholders.

SECTION 7.      COMMITTEES.   The Board of Directors may, by resolution or resolutions passed by a majority of the entire Board, designate one or more committees, each committee to consist of such number of directors as the Board may designate.

Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power of authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and unless the resolution, these By-Laws, or the Certificate of Incorporation expressly provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

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SECTION 8.      MEETINGS.   Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble. Meetings may be held at any place, within or without the State of Delaware, which has been designated in any notice of the meeting, or, if not stated in said notice or, if there is no notice given, at the place designated by resolution of the Board of Directors. Meetings may be called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President, if any, by any Vice President or Secretary, or by any two directors.

No notice shall be required for regular meetings for which the time and place have been fixed by the Board of Directors. Special meetings shall be held upon at least four (4) days' notice by mail or upon at least forty-eight (48) hours' notice delivered personally or by telephone or telegraph. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. A notice or waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 9.     QUORUM.   A majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

SECTION 10.   COMPENSATION.   Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

SECTION 11.   ACTION WITHOUT MEETING.   Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action, and the resolution and written consents thereto are filed with the minutes of the proceedings of the Board of Directors or committee.

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ARTICLE IV
OFFICERS

SECTION 1.      OFFICERS.   The officers of the corporation shall be a President, a Treasurer and a Secretary, all of whom shall be elected annually by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice-Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two (2) offices may be held by the same person.

SECTION 2.      OTHER OFFICERS AND AGENTS.   The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

SECTION 3.      THE CHAIRMAN OF THE BOARD.   The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and shall perform such other duties as may be assigned by the Board of Directors.

SECTION 4.      PRESIDENT.   The President shall be the chief executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation.

SECTION 5.      VICE-PRESIDENT.   The Vice-President, if there are more than one, the senior Vice President, as determined by the Board of Directors, in the absence or disability of the President, shall exercise the powers and perform the duties of the President and each Vice-President shall exercise such other powers and perform such other duties as shall be prescribed by the directors.

SECTION 6.      TREASURER.   The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all moneys and other valuables in the name and to the credit of the corporation in such depositaries as may be designated by the Board of Directors.

The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.

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SECTION 7.      SECRETARY.   The Secretary shall give, or cause to be given, notice of all meetings of shareholders and directors, and all other notices required by the law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or shareholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

SECTION 8.      ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.   Assistant Secretaries and Assistant Treasurers, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.

ARTICLE V
CAPITAL STOCK

SECTION 1.     CERTIFICATES OF STOCK.   A certificate of stock, signed by the Chairman or Vice-Chairman of the Board of Directors, if they be elected, President or Vice-President, and the Treasurer or an Assistant Treasurer, or Secretary or Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. When such certificate are countersigned (1) by a transfer agent other than the corporation or its employee, or, (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

SECTION 2.     TRANSFER OF SHARES.   The shares of stock of the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificate shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

SECTION 3.     LOST OR DESTROYED CERTIFICATES.   A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

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SECTION 4.     STOCKHOLDERS RECORD DATE.   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days prior to any other action. A determination of stockholders or record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjournment meeting.

ARTICLE VI
MISCELLANEOUS

SECTION 1.     DIVIDENDS.   Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

SECTION 2.      SEAL.   The directors shall provide a suitable corporate seal which shall be in the charge of the Secretary and shall be used as authorized by the By-Laws.

SECTION 3.      FISCAL YEAR.   The fiscal year of the corporation shall be determined by resolution duly adopted by the Board of Directors.

SECTION 4.      CHECKS, NOTES, ETC.   Checks, notes, drafts, bills of exchange and orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed or endorsed in such manner as shall be determined from time to time by resolution of the Board of Directors.

The funds of the corporation shall be deposited in such bank or trust company, and checks drawn against such funds shall be signed or endorsed in such manner as determined by the Board of Directors.

SECTION 5.      NOTICE AND WAIVER OF NOTICE.   Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage, prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

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Whenever any notice whatsoever is required to be given under the provisions of any law, or under the provisions of the incorporation document of the corporation or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII
AMENDMENTS

These By-Laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof if notice of the proposed alteration or repeal of By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal of By-Law or By-Laws to be made, be contained in the notice of such special meeting.

ARTICLE VIII
INDEMNIFICATION

No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability which may be specifically defined by law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by law. The corporation shall indemnify to the fullest extent permitted by law each person that such law grants the corporation the power to indemnify.

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EXHIBIT D

RIGHTS OF DISSENTING OWNERS

CHAPTER 92A.300 - 92A.500 OF THE NEVADA REVISED STATUTES

NRS 92A.300. DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305. “BENEFICIAL STOCKHOLDER” DEFINED. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310. “CORPORATE ACTION” DEFINED. “Corporate action” means the action of a domestic corporation.

NRS 92A.315. “DISSENTER” DEFINED. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320. “FAIR VALUE” DEFINED. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325. “STOCKHOLDER” DEFINED. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330. “STOCKHOLDER OF RECORD” DEFINED. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335. “SUBJECT CORPORATION” DEFINED. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340. COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350. RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360. RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370. RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

1.
Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.
Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380. RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1.     Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)     Consummation of a conversion or plan of merger to which the domestic corporation is a constituent party:

(1)     If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2)      If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)      Consummation of a plan of exchange to which the domestic corporation is a constituent party as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)      Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2.      A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390. LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

1.     There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a)    The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)   The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)   Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)      The surviving or acquiring entity; or

(II)      Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)    A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.      There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400. LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

1.     A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2.     A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a)      He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b)      He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410. NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

1.     If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.     If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420. PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1.     If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights: (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b) Must not vote his shares in favor of the proposed action.

2.     A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430. DISSENTER’S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

1.      If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights. 2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)      State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)      Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)      Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)      Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)      Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440. DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

1.     A stockholder to whom a dissenter’s notice is sent must:

(a)      Demand payment;

(b)      Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)      Deposit his certificates, if any, in accordance with the terms of the notice.

2.     The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3.     The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450. UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

1.     The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.     The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460. PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1.     Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)      Of the county where the corporation’s registered office is located; or

(b)      At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.     The payment must be accompanied by:

(a)      The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a 5 statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b)      A statement of the subject corporation’s estimate of the fair value of the shares;

(c)      An explanation of how the interest was calculated;

(d)      A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)      A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470. PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER’S NOTICE.

1.     A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2.     To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480. DISSENTER’S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1.     A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.     A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1.    If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.    A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.    The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.    The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.    Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)     For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)     For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500. LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1.    The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.    The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable: (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.    If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.    In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.    This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.